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Exhibit 23.a


                       CONSENT OF INDEPENDENT ACCOUNTANTS




We  hereby  consent  to  the  incorporation  by  reference  in this Registration
Statement on Form S-8 of our report dated October 31, 2001 relating to the Financial Statements of Ralcorp Holdings, Inc. which appears in Ralcorp Holdings, Inc.'s Annual Report on Form 10-K for the Fiscal Year Ended September 30, 2001.




PRICEWATERHOUSECOOPERS  LLP
St.  Louis,  Missouri

June 27,  2002